Exhibit 10.49

TO:	RADICAL CAPITAL LTD. (“RCL”)

FROM:	XTRA-GOLD RESOURCES CORP. (“Xtra-Gold”)

RE:	STOCK OPTION AGREEMENT DATED JANUARY 15, 2010
(the “Option Agreement”)

AMENDMENT TO STOCK OPTION AGREEMENT

     WHEREAS in accordance with section 4 of the Option Agreement, 110,000 stock options (the “Options””) are exercisable for a period expiring on February 15, 2011 (the “Expiry Date”);

     AND WHEREAS by way of resolutions dated August 4, 2010, the board of directors of Xtra-Gold approved an amendment to the Option Agreement whereby the Expiry Date of the Options was extended to February 15, 2012, effective immediately (the “Amendment”);

     UPON EXECUTION OF THIS AGREEMENT, the Amendment shall be accepted by the Parties hereto and shall be in full force and effect;

     THE PARTIES HERETO FURTHER AGREE as follows:

1.	All other terms and conditions of the Option Agreement will remain in full force and effect.

2.

This Agreement, together with the Option Agreement, shall constitute the entire agreement between RCL and Xtra-Gold and there shall be no further amendments other than as may be made pursuant to a written agreement executed by the Parties.

3.

The Amendment may be delivered by facsimile and signed in counterparts, and such counterparts together will form one and the same instrument, each of which so signed will be deemed to be an original and notwithstanding the date of execution will be deemed to bear the date as set forth below.

DATED this 4th day of August, 2010.

SIGNED, SEALED AND DELIVERED	)	XTRA-GOLD RESOURCES CORP.
)
)
	)	Per: /s/ Paul N. Zyla
	)	Paul N. Zyla President
)
	)	RADICAL CAPITAL LTD.
)
)
	)	Per: /s/ Marcus New
	)	Marcus New President